ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

(the “Trust”)

AZL® S&P 500 Index Fund (the “Fund”)

Supplement dated November 14, 2025

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated May 1, 2025, each as supplemented

This supplement updates certain information contained in the summary prospectus, prospectus and SAI and should be attached to the summary prospectus, prospectus and SAI and retained for future reference.

The Principal Investment Strategies of the Fund are being updated, effective November 14, 2025, to indicate that the Fund intends to be diversified in approximately the same proportion as the Standard & Poor’s 500 Index (the “Index”) is diversified. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

Accordingly, effective November 14, 2025:

1.	The section in the Fund’s Summary Prospectus and Prospectus entitled “Principal Investment Strategies of the Fund” is amended to add the following:

Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

2.	The section in the Fund’s Summary Prospectus and Prospectus entitled “Principal Risks of Investing in the Fund” is amended to add the following:

Non-Diversification Risk — To the extent the Fund becomes non-diversified, the Fund may invest a larger percentage of its assets in securities issued by or representing a small number of issuers than can a diversified fund. As a result, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers, which may negatively impact the Fund’s performance.

3.	The section in the Fund’s Prospectus entitled “More About the Funds - Principal Investment Risks” is amended to reflect that the Fund is subject to the following risk:

Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a larger percentage of its assets in securities issued by or representing a small number of issuers than can a diversified fund. As a result, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers, which may negatively impact the Fund’s performance.

4.	The information under Fundamental Restriction No. 5 in the section in the Fund’s SAI entitled “Investment Restrictions - Fundamental Restrictions” is amended as follows:

NOTE: Each of the AZL® Russell 1000 Growth Index Fund and AZL® S&P 500 Index Fund intend to be diversified in approximately the same proportion as their respective target Index is diversified. Each such Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of their respective target Index. Shareholder approval will not be sought if the AZL® Russell 1000 Growth Index Fund or AZL® S&P 500 Index Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its respective target Index.